SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 1, 2018

ENPRO INDUSTRIES, INC.

(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5605 Carnegie Boulevard, Suite 500

Charlotte, North Carolina 28209

(Address of principal executive offices, including zip code)

(704) 731-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On October 1, 2018, EnPro Industries, Inc. (the “Company”) announced its intention to offer, subject to market and other conditions, $350 million in aggregate principal amount of its senior notes due 2026 (the “Senior Notes”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act. The Company intends to use the net proceeds from the offering, together with borrowings under its senior secured revolving credit facility, to fund the redemption of all of its outstanding 5.875% senior notes due 2022 (the “Outstanding Notes”).

In connection with the private offering of the Senior Notes, the Company is disclosing certain information to prospective investors in a preliminary offering memorandum dated October 1, 2018 (the “Preliminary Offering Memorandum”). Pursuant to Regulation FD, the Company is furnishing as Exhibit 99.1 certain information excerpted from the Preliminary Offering Memorandum consisting of (i) certain subsections of the section captioned “Summary” and (ii) the section captioned “Capitalization.”

The information in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated by reference therein.

Item 8.01	Other Events.

On October 1, 2018, the Company issued a press release announcing its intention to offer, subject to market and other conditions, the Senior Notes. A copy of such press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Also, on October 1, 2018, the Company issued a press release announcing the redemption of the Outstanding Notes, subject to specified conditions. A copy of such press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)    Exhibits

Exhibit 99.1	Information excerpted from the Preliminary Offering Memorandum dated October 1, 2018

Exhibit 99.2	Press release of EnPro Industries, Inc. dated October 1, 2018 (Proposed Senior Notes Offering)

Exhibit 99.3	Press release of EnPro Industries, Inc. dated October 1, 2018 (Conditional Redemption of Outstanding Notes)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2018

ENPRO INDUSTRIES, INC.

By:	/s/ Steven R. Bower
Steven R. Bower
Senior Vice President, Chief Accounting Officer and Controller

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